UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2019

BROADCOM INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38449	35-2617337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1320 Ridder Park Drive, San Jose, California	95131
(Address of principal executive offices)	(Zip Code)

(408) 433-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	AVGO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 11, 2019, Broadcom Inc. (the “Company”) and Bryan T. Ingram, Senior Vice President and General Manager, Wireless Semiconductor Division (“GM, WSD”), entered into a Transition and Separation Agreement (the “Agreement”). Mr. Ingram will retire from the Company and pursue other activities effective March 20, 2020. In order to ensure an orderly transition of his responsibilities, Mr. Ingram will step down from his role as GM, WSD and an officer of the Company effective November 3, 2019, but will remain available until March 20, 2020 (the “Transition Period”) to provide transition services to his successor, Young-Woo Kwon, who will replace Mr. Ingram as GM, WSD.

During the Transition Period, Mr. Ingram will remain employed with the Company on a part-time basis, and will be paid a salary at a rate of $55,000 per year. In addition, during such Transition Period, Mr. Ingram’s outstanding equity awards will continue to vest or, in the case of performance-based equity awards, be eligible to vest in accordance with their current terms. Any unvested equity awards held by Mr. Ingram at the end of the Transition Period will automatically terminate.

The foregoing description of the Agreement is not complete and is subject to and qualified in its entirety by reference to the Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1	Transition and Separation Agreement, dated as of September 11, 2019, by and between Broadcom Inc. and Bryan T. Ingram

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROADCOM INC.

Date: September 13, 2019	By:	/s/ Mark Brazeal
	Name:	Mark Brazeal
	Title:	Chief Legal Officer